SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2004

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7000 Sunwood Drive
Ramsey, Minnesota		55303
(Address of principal executive offices)		(Zip Code)

(763) 506-9000
(Registrant's telephone number)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On November 2, 2004, the following officers resigned from their respective positions at BMC Industries, Inc. (the "Company"):

Douglas C. Hepper, Chairman of the Board, Chief Executive Officer and President

Curtis E. Petersen, Senior Vice President, Finance and Chief Financial Officer.

Richard G. Faber, Controller

Item 7.01	Regulation FD Disclosure.

On November 2, 2004, the following officers resigned from their respective positions at BMC Industries, Inc. (the "Company"):

Douglas C. Hepper, Chairman of the board, Chief Executive Officer and President

Curtis E. Petersen, Senior Vice President, Finance and Chief Financial Officer.

Richard G. Faber, Controller

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: November 3, 2004	By:	/s/Bradley D. Carlson
Bradley D. Carlson
	Its:	Chief Executive Officer